UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2018
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 20, 2018, John Huff notified the board of directors (the "Board") of Hi-Crush GP LLC, the general partner (the "General Partner") of Hi-Crush Partners LP (the "Partnership"), of his resignation from the Board effective August 23, 2018. Mr Huff's decision to resign as a director was not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the Partnership's operations, policies or practices.
On August 23, 2018, pursuant to terms of the General Partner’s First Amended and Restated Limited Liability Company Agreement, Hi-Crush Proppants LLC (the "Sponsor") appointed Thompson Dean to serve as a member of the Board, effective August 23, 2018.  Mr. Dean has not been appointed to any committees of the Board.  Mr. Dean, 60, currently serves as Managing Partner and Co-Chief Executive Officer of Avista Capital Partners ("Avista"). Prior to co-founding Avista in 2005, Mr. Dean led DLJ Merchant Banking Partners for 10 years. Mr. Dean served as Managing Partner of DLJMB I, II and III and DLJ Growth Capital Partners until his departure in 2005 and was Chairman of their respective Investment Committees. Mr. Dean holds a B.A. from the University of Virginia and an M.B.A. from Harvard Business School.
Other than Mr. Dean’s role as Managing Partner and Co-Chief Executive Officer of Avista, which is the lead investor in the Sponsor, Mr. Dean is not involved in any related party transactions that would require disclosure pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Dean and the General Partner, the Partnership or any other persons pursuant to which Mr. Dean was appointed to the Board.

Item 8.01 Other Events
On August 23, 2018, the Partnership issued a press release announcing the resignation of Mr. Huff and appointment of Mr. Dean. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Hi-Crush Partners LP press release dated August 23, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	August 23, 2018	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer